                                                                                     Exhibit Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Air T, Inc. (the "Company") Annual Report on Form 10-K for the year ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Parry, CFO of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  June 3, 2011                                /s/ John Parry
                               John Parry, Chief Financial Officer

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